CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 106 to Registration Statement No. 33-26305 of BlackRock Funds Money Market Portfolios on Form N-1A of our report dated November 28, 2007, appearing in the 2007 Annual Report of BlackRock Funds Money Market Portfolios on Form N-CSR, relating to the Money Market, U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, and Virginia Municipal Money Market Portfolios, for the year ended September 30, 2007.  We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 106 to Registration Statement No. 33-26305 of BlackRock Funds Equity Portfolios on Form N-1A of our report dated November 28, 2007, appearing in the 2007 Annual Report of BlackRock Funds Equity Portfolios on Form N-CSR, relating to the Capital Appreciation (formerly Legacy), Mid-Cap Value Equity, Mid-Cap Growth Equity, Aurora, Small/Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, Health Sciences Opportunities, U.S. Opportunities, Global Opportunities, and International Opportunities Portfolios, for the year ended September 30, 2007.  We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 106 to Registration Statement No. 33-26305 of BlackRock Funds Exchange Portfolio on Form N-1A of our report dated November 28, 2007, appearing in the 2007 Annual Report of BlackRock Funds Exchange Portfolio on Form N-CSR, for the year ended September 30, 2007.  We also consent to the references to us under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 106 to Registration Statement No. 33-26305 of BlackRock Funds Asset Allocation Portfolio on Form N-1A of our report dated November 28, 2007, appearing in the 2007 Annual Report of BlackRock Funds Asset Allocation Portfolio on Form N-CSR, for the year ended September 30, 2007.  We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 106 to Registration Statement No. 33-26305 on Form N-1A of our report dated November 29, 2007, relating to the financial statements and financial highlights of BlackRock Index Equity Portfolio of BlackRock Funds (the “Fund”) appearing in the Annual Report on Form N-CSR of the Fund for the year ended September 30, 2007, and of our report dated February 26, 2007, relating to the financial statements and financial highlights of Master S&P 500 Index Series of Quantitative Master Series Trust (the “Trust”) appearing in the Annual Report on Form N-CSR of the Trust for the year ended December 31, 2006 and to the references to us under the headings “Financial Highlights” in each of the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are parts of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey

January 28, 2008